                                                                    EXHIBIT 99.1



                    Term Sheet in connection with Caterpillar
                          Financial Asset Trust 2002-A

TERM SHEET
DATED JULY 12, 2002
SUBJECT TO REVISION

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.


                                  $622,578,000

                    CATERPILLAR FINANCIAL ASSET TRUST 2002-A

                CATERPILLAR FINANCIAL FUNDING CORPORATION, SELLER

              CATERPILLAR FINANCIAL SERVICES CORPORATION, SERVICER

OVERVIEW OF THE NOTES (1)

-------------------------------------------------------------------------------------------------------------------------------
                                                                 ESTIMATED AVG.
                                          INTEREST RATE,          LIFE TO CALL                                EXPECTED RATINGS
   NOTES         PRINCIPAL AMOUNT         ACCRUAL BASIS            (YRS) (2)        FINAL MATURITY DATE       S&P/MOODY'S/FITCH
-------------------------------------------------------------------------------------------------------------------------------
Class A-1          $200,578,000       Fixed Rate, Actual/360          0.37             July 25, 2003           A-1+/P-1/F1+
Class A-2          $131,500,000         Fixed Rate, 30/360            1.00           November 25, 2004          AAA/Aaa/AAA
Class A-3          $274,700,000         Fixed Rate, 30/360            2.13           February 25, 2008          AAA/Aaa/AAA
Class B             $15,800,000         Fixed Rate, 30/360            2.92              May 26, 2008               A+/A2/A
-------------------------------------------------------------------------------------------------------------------------------

(1) The Certificates will not be offered hereby.
(2) Assuming payment based on 14% CPR and that the servicer exercises its optional call on the earliest permitted distribution date.


TIME TABLE

EXPECTED SETTLEMENT:          July 25, 2002

CUT-OFF DATE:                 July 1, 2002

PRICING:                      On or before July 19, 2002

FIRST DISTRIBUTION DATE:      August 26, 2002



KEY TERMS

ISSUER:                       Caterpillar Financial Asset Trust 2002-A

SERVICER:                     Caterpillar Financial Services Corporation
                              ("CFSC")

SELLER:                       Caterpillar Financial Funding Corporation

LEAD MANAGERS CLASS A NOTES:  Banc One Capital Markets, Inc.and Merrill Lynch
                              & Co.

CO-MANAGERS CLASS A NOTES:    Banc of America Securities LLC, JPMorgan and
                              Salomon Smith Barney

SOLE MANAGER CLASS B NOTES:   Merrill Lynch & Co.

RATING AGENCIES:              Moody's Investors Service, Inc. ("Moody's"), Fitch
                              Ratings ("Fitch") and Standard & Poor's
                              Ratings Service ("S&P").

PRICING SPEED:                14% CPR.

DISTRIBUTION DATE:            25th day of the month or the following business
                              day.

RECORD DATE:                  For any distribution date, the calendar day
                              preceding the distribution date.

MINIMUM DENOMINATION:         $1,000 for all Classes of Notes.

DELIVERY:                     Class A Notes: DTC / Clearstream / Euroclear;
                              Class B Notes: DTC.

MONEY MARKET INVESTMENT:      The Class A-1 Notes are structured to be eligible
                              for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended.

TAX TREATMENT:                The Class A Notes will be characterized as debt
                              and the Class B Notes should be characterized as debt.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

INVESTMENT RESTRICTION:       The Class B Notes may be purchased by U.S. Persons
                              only.

ERISA ELIGIBLE:               The notes are generally eligible for purchase by
                              persons investing assets of employee benefit plans or individual retirement accounts, subject to the important considerations to be discussed in the prospectus and prospectus supplement.

OPTIONAL CALL:                The servicer has the option to purchase the
                              receivables on any distribution date on or after any distribution date that the Class A-1 Notes and the Class A-2 Notes have been paid in full and the note value of the receivables is 10% or less of the initial note value of the receivables.

SERVICING FEE:                1.0% per annum

ADMINISTRATION FEE:           $500 per month.

INDENTURE TRUSTEE:            Bank One, National Association

OWNER TRUSTEE:                Chase Manhattan Bank USA, National Association



DESCRIPTION OF THE NOTES

CREDIT ENHANCEMENT:        Class B Notes:   2.5% of the initial note value
                                            (described below) of the trust
                                            receivables

                           Certificates:    1.5% of the initial note value of
                                            the trust receivables

                           Reserve Account: On the closing date, the seller will
                                            deposit to the reserve account
                                            $7,900,349, equal to 1.25% of the
                                            initial note value of the
                                            receivables. The balance required to
                                            be on deposit in the reserve account
                                            on any distribution date will be the
                                            lessor of (i) $14,220,628, equal to
                                            2.25% of the initial note value of
                                            the receivables, and (ii) the
                                            outstanding principal balance of the
                                            notes.

INTEREST ACCRUAL:          Interest will accrue on an actual/360 basis from the
                           prior distribution date to but excluding the current distribution date for the Class A-1 Notes. Interest will accrue on a 30/360 basis from the 25th of the prior calendar month to but excluding the 25th of the current month for all other Notes. None of the classes of notes will settle with accrued interest.

PRIORITY OF DISTRIBUTIONS: From collections on the receivables during the prior calendar month and amounts withdrawn from the reserve account, the trust generally will pay the following amounts on each distribution date in the following order of priority:

                           (1) The servicing fee payable to the servicer, if
                               CFSC or an affiliate is not the servicer;

                           (2) the administration fee payable to the
                               administrator;

                           (3) interest due on all of the Class A Notes ratably
                               to each class of the Class A Notes;

                           (4) to the principal distribution account, an amount,
                               if any, equal to the excess of (x) the principal balance of the Class A Notes prior to giving effect to distributions on such distribution date over (y) the note value of the receivables as of the end of the preceding collection period;

                           (5) interest due on the Class B Notes to the holders
                               of the Class B Notes;

                           (6) to the principal distribution account, an amount,
                               if any, equal to the excess of (x) the principal balances of the notes prior to giving effect to distributions on such distribution date over (y) the note value of the receivables as of the end of the preceding collection period. This amount will be reduced by any amount deposited in the principal distribution account pursuant to clause
                              (4) above;

                           (7) to the reserve account, the amount, if any,
                               necessary to reinstate the balance of the reserve account up to its required amount;

                           (8) if any notes are still outstanding, to the
                               principal distribution account, an amount

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

                               equal to the excess of (x) the sum of the principal balances of the notes and the certificates prior to giving effect to distributions on such distribution date over (y) the note value of the receivables as of the end of the preceding collection period. This amount will be reduced by any amounts previously deposited to the principal distribution account pursuant to clauses (4) and (6);

                           (9) the servicing fee payable to the servicer, if
                               CFSC or an affiliate is the servicer; and (10) to the certificate distribution account, any amounts remaining after the above distributions.

DISTRIBUTIONS FROM THE     From deposits made to the principal distribution
PRINCIPAL DISTRIBUTION     account, the trust will pay principal on the
ACCOUNT:                   securities, sequentially, in the following order of
                           priority:

                           (1) to the Class A-1 Notes until paid in full;

                           (2) to the Class A-2 Notes until paid in full;

                           (3) to the Class A-3 Notes until paid in full;

                           (4) to the Class B Notes until paid in full; and

                           (5) any remaining funds, to the certificate
                               distribution account.

                           No class will receive principal payments until all classes of a higher principal payment priority have been paid in full.

NOTE VALUE OF THE          The note value of the receivables is generally the
RECEIVABLES:               present value of the scheduled and unpaid payments
                           due on the receivables, discounted on a monthly basis at 7.10% per annum (the weighted average APR of the receivables as of July 1, 2002). The initial note value of the receivables will be $632,027,922.

RESERVE ACCOUNT:           On each distribution date, if collections of the
                           receivables are insufficient to pay the first six items and item eight listed in "Payment Priorities" above, funds from the reserve account will be withdrawn to pay these amounts.

WEIGHTED AVERAGE LIFE OF THE NOTES

      The tables on the following pages indicate the projected weighted average life of each class of notes and set forth the percent of the initial principal amount of each class of notes that is projected to be outstanding after each of the distribution dates shown at various constant prepayment rate ("CPR") percentages. The information presented in these tables is based upon the following assumptions:

-     all of the receivables have an APR of 7.10%;

-     the initial Note Value is equal to $632,027,922;

- the receivables prepay in full at the specified monthly CPR, with no defaults, losses or repurchases;

- each scheduled payment on the receivables is made on the last day of each collection period and each collection period has 30 days;

- distributions on the notes and certificates are made on each distribution date in accordance with the description set forth under "Payment Priority" and "Principal Allocation" above;

-     the closing date is July 25, 2002;

- the servicer exercises its option to purchase the receivables on the earliest permitted distribution date;

- the balance in the reserve account on each distribution date is equal to the amount described under "Credit Enhancement" above;

-     CFSC is the servicer; and

-     there are no reinvestment earnings on the reserve account.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

  WEIGHTED AVERAGE LIFE OF THE NOTES AND PERCENTAGE OF INITIAL PRINCIPAL AMOUNT
                           AT VARIOUS CPR PERCENTAGES

                                                                               CLASS A-1 NOTES
                                            --------------------------------------------------------------------------------------
DISTRIBUTION DATE                            0%                  10%                  14%                 19%                 24%
-----------------                            --                  ---                  ---                 ---                 ---
Closing Date                                100%                 100%                100%                 100%                100%
August 2002                                  89                   86                  85                   84                  82
September 2002                               80                   75                  73                   70                  67
October 2002                                 71                   63                  60                   56                  52
November 2002                                61                   52                  48                   43                  37
December 2002                                52                   40                  36                   29                  23
January 2003                                 42                   29                  24                   17                   9
February 2003                                34                   19                  13                    5                   0
March 2003                                   26                    9                   3                    0                   0
April 2003                                   17                    0                   0                    0                   0
May 2003                                      9                    0                   0                    0                   0
June 2003                                     0                    0                   0                    0                   0
Wtd. Avg. Life (in years) (1)               0.48                 0.39                0.37                 0.34                0.31

  WEIGHTED AVERAGE LIFE OF THE NOTES AND PERCENTAGE OF INITIAL PRINCIPAL AMOUNT
                           AT VARIOUS CPR PERCENTAGES

                                                                               CLASS A-2 NOTES
                                            --------------------------------------------------------------------------------------
DISTRIBUTION DATE                            0%                  10%                  14%                 19%                 24%
-----------------                            --                  ---                  ---                 ---                 ---
Closing Date                                100%                 100%                100%                 100%                100%
August 2002                                 100                  100                 100                  100                 100
September 2002                              100                  100                 100                  100                 100
October 2002                                100                  100                 100                  100                 100
November 2002                               100                  100                 100                  100                 100
December 2002                               100                  100                 100                  100                 100
January 2003                                100                  100                 100                  100                 100
February 2003                               100                  100                 100                  100                  96
March 2003                                  100                  100                 100                   91                  78
April 2003                                  100                  100                  89                   75                  61
May 2003                                    100                   85                  73                   58                  43
June 2003                                   100                   70                  58                   42                  27
July 2003                                    87                   55                  43                   27                  11
August 2003                                  74                   41                  28                   12                   0
September 2003                               61                   27                  14                    0                   0
October 2003                                 48                   14                   1                    0                   0
November 2003                                35                    1                   0                    0                   0
December 2003                                23                    0                   0                    0                   0
January 2004                                 11                    0                   0                    0                   0
February 2004                                 0                    0                   0                    0                   0
Wtd. Avg. Life (in years) (1)               1.28                 1.08                1.00                 0.92                0.85

(1) The weighted average life of a Class A-1 Note or a Class A-2 Note is determined by: (a) multiplying the amount of each principal payment on the applicable note by the number of years from the date of issuance of such note to the related distribution date, (b) adding the results, and (c) dividing the sum by the related initial principal balance of such note.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

  WEIGHTED AVERAGE LIFE OF THE NOTES AND PERCENTAGE OF INITIAL PRINCIPAL AMOUNT
                           AT VARIOUS CPR PERCENTAGES

                                                                               CLASS A-3 NOTES
                                            --------------------------------------------------------------------------------------
DISTRIBUTION DATE                            0%                  10%                  14%                 19%                 24%
-----------------                            --                  ---                  ---                 ---                 ---
Closing Date                                100%                 100%                100%                 100%                100%
August 2002                                 100                  100                 100                  100                 100
September 2002                              100                  100                 100                  100                 100
October 2002                                100                  100                 100                  100                 100
November 2002                               100                  100                 100                  100                 100
December 2002                               100                  100                 100                  100                 100
January 2003                                100                  100                 100                  100                 100
February 2003                               100                  100                 100                  100                 100
March 2003                                  100                  100                 100                  100                 100
April 2003                                  100                  100                 100                  100                 100
May 2003                                    100                  100                 100                  100                 100
June 2003                                   100                  100                 100                  100                 100
July 2003                                   100                  100                 100                  100                 100
August 2003                                 100                  100                 100                  100                  98
September 2003                              100                  100                 100                   99                  91
October 2003                                100                  100                 100                   92                  85
November 2003                               100                  100                  94                   86                  78
December 2003                               100                   94                  88                   80                  72
January 2004                                100                   88                  82                   74                  67
February 2004                               100                   83                  77                   69                  61
March 2004                                   95                   78                  72                   64                  57
April 2004                                   90                   73                  67                   59                  52
May 2004                                     84                   68                  62                   54                  47
June 2004                                    79                   63                  57                   50                  43
July 2004                                    74                   58                  52                   45                  39
August 2004                                  69                   53                  48                   41                  35
September 2004                               64                   49                  43                   37                  31
October 2004                                 59                   45                  39                   33                  28
November 2004                                54                   40                  35                   30                  24
December 2004                                50                   37                  32                   26                  21
January 2005                                 45                   33                  28                   23                  18
February 2005                                42                   29                  25                   20                  16
March 2005                                   38                   26                  22                   18                   0
April 2005                                   34                   23                  19                   15                   0
May 2005                                     30                   20                  16                    0                   0
June 2005                                    27                   17                   0                    0                   0
July 2005                                    23                   14                   0                    0                   0
August 2005                                  20                    0                   0                    0                   0
September 2005                               16                    0                   0                    0                   0
October 2005                                  0                    0                   0                    0                   0
Wtd. Avg. Life (in years) (1)               2.49                 2.24                2.13                 2.01                1.89

(1) The weighted average life of a Class A-3 Note is determined by: (a) multiplying the amount of each principal payment on the applicable note by the number of years from the date of issuance of such note to the related distribution date, (b) adding the results, and (c) dividing the sum by the related initial principal balance of such note.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

  WEIGHTED AVERAGE LIFE OF THE NOTES AND PERCENTAGE OF INITIAL PRINCIPAL AMOUNT
                           AT VARIOUS CPR PERCENTAGES

                                                                                CLASS B NOTES
                                            --------------------------------------------------------------------------------------
DISTRIBUTION DATE                            0%                  10%                  14%                 19%                 24%
-----------------                            --                  ---                  ---                 ---                 ---
Closing Date                                100%                 100%                100%                 100%                100%
August 2002                                 100                  100                 100                  100                 100
September 2002                              100                  100                 100                  100                 100
October 2002                                100                  100                 100                  100                 100
November 2002                               100                  100                 100                  100                 100
December 2002                               100                  100                 100                  100                 100
January 2003                                100                  100                 100                  100                 100
February 2003                               100                  100                 100                  100                 100
March 2003                                  100                  100                 100                  100                 100
April 2003                                  100                  100                 100                  100                 100
May 2003                                    100                  100                 100                  100                 100
June 2003                                   100                  100                 100                  100                 100
July 2003                                   100                  100                 100                  100                 100
August 2003                                 100                  100                 100                  100                 100
September 2003                              100                  100                 100                  100                 100
October 2003                                100                  100                 100                  100                 100
November 2003                               100                  100                 100                  100                 100
December 2003                               100                  100                 100                  100                 100
January 2004                                100                  100                 100                  100                 100
February 2004                               100                  100                 100                  100                 100
March 2004                                  100                  100                 100                  100                 100
April 2004                                  100                  100                 100                  100                 100
May 2004                                    100                  100                 100                  100                 100
June 2004                                   100                  100                 100                  100                 100
July 2004                                   100                  100                 100                  100                 100
August 2004                                 100                  100                 100                  100                 100
September 2004                              100                  100                 100                  100                 100
October 2004                                100                  100                 100                  100                 100
November 2004                               100                  100                 100                  100                 100
December 2004                               100                  100                 100                  100                 100
January 2005                                100                  100                 100                  100                 100
February 2005                               100                  100                 100                  100                 100
March 2005                                  100                  100                 100                  100                   0
April 2005                                  100                  100                 100                  100                   0
May 2005                                    100                  100                 100                    0                   0
June 2005                                   100                  100                   0                    0                   0
July 2005                                   100                  100                   0                    0                   0
August 2005                                 100                    0                   0                    0                   0
September 2005                              100                    0                   0                    0                   0
October 2005                                  0                    0                   0                    0                   0
Wtd. Avg. Life (in years) (1)               3.25                 3.08                2.92                 2.83                2.67

(1) The weighted average life of a Class B Note is determined by: (a) multiplying the amount of each principal payment on the applicable note by the number of years from the date of issuance of such note to the related distribution date, (b) adding the results, and (c) dividing the sum by the related initial principal balance of such note.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

THE RECEIVABLES POOL

The following information is as of the cut-off date

Aggregate Contract Balance (1):                                                              $633,882,224
Note Value of the Receivables:                                                               $632,027,922
Number of Receivables:                                                                              8,532
Average Contract Balance:                                                                         $74,295
Weighted Average APR:                                                                               7.10%
Weighted Average Original Term:                                                                 49 Months
Weighted Average Stated Remaining Term:                                                         37 Months

(1) The "Contract Balance" of a Receivable means its original principal balance, in the case of an installment sales contract, or its original Net Investment, in the case of a finance lease, as reduced by principal payments applied in accordance with the actuarial method, in each case plus accrued and unpaid interest. The "Net Investment" with respect to a finance lease equals the present value of the lease scheduled payments due thereunder discounted at the implicit interest rate for such finance lease.

                         COMPOSITION OF THE RECEIVABLES

                                                                            WEIGHTED       WEIGHTED
                                                                            AVERAGE        AVERAGE
                                                                            ORIGINAL      REMAINING
                     AGGREGATE                                                TERM       TERM (RANGE)
                      CONTRACT      NUMBER OF     WEIGHTED AVERAGE APR     (RANGE) (IN    (IN MONTHS)        AVERAGE CONTRACT
                      BALANCE      RECEIVABLES            (RANGE)            MONTHS)          (1)             BALANCE (RANGE)
                     --------      -----------    ---------------------    -----------   ------------  -----------------------------
Installment Sales
 Contracts          $581,141,814      7,680       7.10% (6.25% - 13.98%)    49 (6-60)     37 (5 - 59)  $75,670 ($5,004 - $8,543,478)
Leases                52,740,409        852       7.10% (6.25% - 11.41%)    51 (12-60)    36 (5 - 58)    $61,902 ($5,013 - $884,633)
                    ------------      -----       ---------------------     ----------    -----------  -----------------------------
TOTAL               $633,882,224      8,532               7.10%                49             37                 $74,295
                    ============      =====               =====                ==             ==                 =======

(1) Based on scheduled payments and assuming no prepayments of the receivables.

                     DISTRIBUTION BY APR OF THE RECEIVABLES

                                                                   AGGREGATE CONTRACT             PERCENT OF AGGREGATE
APR RANGE(1)                    NUMBER OF RECEIVABLES                    BALANCE                   CONTRACT BALANCE(2)
-------------                   ---------------------              ------------------             --------------------
 6.25% -  7.50%                         6,231                          508,763,042                         80.3%
 7.51% -  8.00%                         1,167                           70,015,487                        11.0
 8.01% -  8.50%                           505                           31,005,129                         4.9
 8.51% -  9.00%                           306                           13,445,650                         2.1
 9.01% -  9.50%                           101                            4,942,460                         0.8
 9.51% - 10.00%                            75                            2,496,205                         0.4
10.01% - 10.50%                           100                            1,945,505                         0.3
10.51% - 11.00%                            28                              585,947                         0.1
11.01% - 11.50%                            10                              377,989                         0.1
11.51% - 12.00%                             5                              167,642                         0.0
12.01% - 12.50%                             1                               49,012                         0.0
12.51% and over                             3                               88,155                         0.0
                                        -----                         ------------                        ------
TOTAL                                   8,532                         $633,882,224                        100.0%
                                        =====                         ============                        ======

(1) CFSC, in conjunction with Caterpillar Inc. and its subsidiaries, periodically offers below market rate financing to purchasers under merchandising programs. At the outset of a subsidized transaction, Caterpillar Inc. remits to CFSC an amount equal to the interest differential, which amount is recognized as income over the term of the related contract. The APR indicated for any receivable does not take into account, and the trust does not have an interest in, any of those amounts remitted to CFSC by Caterpillar Inc. with respect to these receivables.

(2)   Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.


                 DISTRIBUTION BY NEW AND USED FINANCED EQUIPMENT

                                                                              AGGREGATE CONTRACT               PERCENT OF AGGREGATE
                                              NUMBER OF RECEIVABLES                 BALANCE                    CONTRACT BALANCE (1)
                                              ---------------------                 -------                    --------------------
New Equipment (2)                                     5,185                       438,443,651                            69.2%
Used Equipment                                        3,347                       195,438,573                            30.8
                                                      -----                       -----------                            ----
TOTAL                                                 8,532                      $633,882,224                           100.0%
                                                      =====                      ============                           ======

(1)     Column totals may not add to 100.0% due to rounding.

(2) Units not previously delivered or sold; rental units of less than 12 months and 1,000 service meter hours; and units of the current or previous model year and serial number.

          DISTRIBUTION OF THE RECEIVABLES BY TYPE OF FINANCED EQUIPMENT

                                                                               AGGREGATE CONTRACT             PERCENT OF AGGREGATE
TYPE                                          NUMBER OF RECEIVABLES                 BALANCE                   CONTRACT BALANCE (1)
----                                          ---------------------                 -------                   --------------------
Machine (2)                                           8,075                       625,845,751                           98.7%
Lift Trucks                                             457                         8,036,472                            1.3
                                                        ---                         ---------                           ----
TOTAL                                                 8,532                      $633,882,224                           100.0%
                                                      =====                      ============                           =====

(1)     Column totals may not add to 100.0% due to rounding.

(2)     Includes Construction Equipment and Paving Equipment.

           DISTRIBUTION BY INDUSTRY APPLICATION OF FINANCED EQUIPMENT

                                                                               AGGREGATE CONTRACT             PERCENT OF AGGREGATE
INDUSTRY                                      NUMBER OF RECEIVABLES                 BALANCE                   CONTRACT BALANCE (1)
--------                                      ---------------------                 -------                   --------------------
Agriculture, Fishing and Forestry                       712                        34,982,648                             5.5%
Construction                                          5,671                       397,259,695                            62.7
Manufacturing                                           626                        40,130,695                             6.3
Mining                                                  290                        78,153,765                            12.3
Transportation/Public Utilities                         291                        17,269,285                             2.7
Wholesale Trade                                         165                         9,811,135                             1.5
Other (2)                                               777                        56,275,000                             8.9
                                                        ---                        ----------                           -----
TOTAL                                                 8,532                      $633,882,224                           100.0%
                                                      =====                      ============                           =====

(1)     Column totals may not add to 100.0% due to rounding.

(2) Other includes Retail, Financial, Insurance and Real Estate, Services and Public Administration.

              DISTRIBUTION OF THE RECEIVABLES BY PAYMENT FREQUENCY

                                                                               AGGREGATE CONTRACT             PERCENT OF AGGREGATE
TYPE                                          NUMBER OF RECEIVABLES                 BALANCE                   CONTRACT BALANCE (1)
----                                          ---------------------                 -------                   --------------------
Monthly Payments                                      7,323                       497,857,291                            78.5%
Variable Frequency (2)                                1,209                       136,024,932                            21.5
                                                      -----                       -----------                           -----
TOTAL                                                 8,532                      $633,882,224                           100.0%
                                                      =====                      ============                           =====

(1)     Column totals may not add to 100.0% due to rounding.

(2) Variable frequency receivables are receivables that have monthly payment schedules but permit the related obligors to skip or reduce payments during certain specified months which are predetermined at origination. The majority of skip or reduced payments on variable frequency receivables take place during months coinciding with the cash flow patterns of the related obligors.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.



            DISTRIBUTION OF RECEIVABLES BY REMAINING CONTRACT BALANCE

REMAINING CONTRACT BALANCE                                                     AGGREGATE CONTRACT             PERCENT OF AGGREGATE
RANGE                                         NUMBER OF RECEIVABLES                 BALANCE                   CONTRACT BALANCE (1)
--------------------------                    ---------------------                 -------                   --------------------
Up to $25,000                                         2,175                        33,373,513                            5.3%
$ 25,001 to $ 50,000                                  2,379                        87,626,641                           13.8
$ 50,001 to $ 75,000                                  1,469                        90,132,386                           14.2
$ 75,001 to $100,000                                    828                        71,324,942                           11.3
$100,001 to $125,000                                    583                        65,139,277                           10.3
$125,001 to $150,000                                    372                        50,655,973                            8.0
$150,001 to $175,000                                    220                        35,589,436                            5.6
$175,001 to $200,000                                    144                        26,850,881                            4.2
$200,001 to $250,000                                    145                        31,938,174                            5.0
$250,001 to $300,000                                     64                        17,546,281                            2.8
$300,001 to $350,000                                     39                        12,670,631                            2.0
$350,001 to $400,000                                     20                         7,375,750                            1.2
$400,001 to $450,000                                     12                         5,038,523                            0.8
$450,001 to $500,000                                     12                         5,680,530                            0.9
$500,001 to $550,000                                      9                         4,657,378                            0.7
$550,001 to $600,000                                     12                         6,894,191                            1.1
$600,001 to $1,000,000                                   18                        13,639,991                            2.2
Over $1,000,000                                          31                        67,747,725                           10.7
                                                         --                        ----------                           ----
TOTAL                                                 8,532                      $633,882,224                          100.0%
                                                      =====                      ============                          =====

(1)     Column totals may not add to 100.0% due to rounding.

                   GEOGRAPHIC DISTRIBUTION OF THE RECEIVABLES

                                                                               AGGREGATE CONTRACT             PERCENT OF AGGREGATE
STATE (1)                                     NUMBER OF RECEIVABLES                 BALANCE                   CONTRACT BALANCE (2)
---------                                     ---------------------                 -------                   --------------------
Alaska                                                   60                         4,019,006                            0.6%
Alabama                                                 223                        19,447,942                            3.1
Arkansas                                                133                         9,574,660                            1.5
Arizona                                                 238                        16,061,376                            2.5
California                                              701                        49,793,253                            7.9
Colorado                                                124                         6,003,494                            0.9
Connecticut                                              98                         6,189,434                            1.0
District of Columbia                                      3                            81,459                            0.0
Delaware                                                 26                         2,548,870                            0.4
Florida                                                 438                        27,105,641                            4.3
Georgia                                                 442                        34,774,222                            5.5
Guam                                                      6                         1,167,636                            0.2
Hawaii                                                   50                         6,572,313                            1.0
Iowa                                                     46                         6,006,471                            0.9
Idaho                                                    69                         5,527,216                            0.9
Illinois                                                234                        19,783,367                            3.1
Indiana                                                 194                        11,976,142                            1.9
Kansas                                                   86                         5,485,137                            0.9
Kentucky                                                161                        47,479,460                            7.5
Louisiana                                                77                         5,334,651                            0.8
Massachusetts                                            27                         1,427,445                            0.2
Maryland                                                143                        14,113,342                            2.2
Maine                                                     5                            55,225                            0.0
Michigan                                                535                        27,303,731                            4.3


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.


                                                                               AGGREGATE CONTRACT             PERCENT OF AGGREGATE
STATE (1)                                     NUMBER OF RECEIVABLES                 BALANCE                   CONTRACT BALANCE (2)
---------                                     ---------------------                 -------                   --------------------
Minnesota                                                42                         1,746,158                            0.3
Missouri                                                166                         9,899,921                            1.6
Mississippi                                              96                         6,433,033                            1.0
Montana                                                  70                         5,137,658                            0.8
North Carolina                                          343                        20,423,821                            3.2
North Dakota                                             22                         1,350,781                            0.2
Nebraska                                                 65                         3,218,835                            0.5
New Hampshire                                            21                           770,996                            0.1
New Jersey                                              302                        20,756,949                            3.3
New Mexico                                               86                         4,913,101                            0.8
Nevada                                                   78                        10,265,431                            1.6
New York                                                339                        24,067,603                            3.8
Ohio                                                    305                        17,993,321                            2.8
Oklahoma                                                 77                         6,329,150                            1.0
Oregon                                                  126                        11,032,845                            1.7
Pennsylvania                                            441                        36,587,541                            5.8
Rhode Island                                              5                           150,486                            0.0
South Carolina                                          185                        10,454,991                            1.6
South Dakota                                             33                         1,797,420                            0.3
Tennessee                                               135                        10,519,617                            1.7
Texas                                                   554                        44,919,681                            7.1
Utah                                                    138                         8,778,817                            1.4
Virginia                                                273                        15,671,924                            2.5
Vermont                                                   7                           333,127                            0.1
Washington                                              181                        12,504,827                            2.0
Wisconsin                                               186                        10,054,117                            1.6
West Virginia                                            68                         4,500,261                            0.7
Wyoming                                                  69                         5,438,319                            0.9
                                                         --                         ---------                            ---
TOTAL                                                 8,532                      $633,882,224                          100.0%
                                                      =====                      ============                          =====

(1)     Based on billing addresses of the related obligors.

(2)     Column totals may not add to 100.0% due to rounding.

        DISTRIBUTION OF RECEIVABLES BY MANUFACTURER OF FINANCED EQUIPMENT

                                                        NUMBER OF              AGGREGATE CONTRACT             PERCENT OF AGGREGATE
MANUFACTURER                                           RECEIVABLES                  BALANCE                   CONTRACT BALANCE (1)
------------                                           -----------                  -------                   --------------------
Caterpillar Inc.                                            7,590                $598,548,973                            94.4%
Mitsubishi Caterpillar Forklift America Inc.                    8                      86,520                            0.0
Other                                                         934                  35,246,731                            5.6
                                                              ---                  ----------                            ---
TOTAL                                                       8,532                $633,882,224                          100.0%
                                                            =====                ============                          =====

(1)     Column totals may not add to 100.0% due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.


DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

        Set forth below is certain information concerning CFSC's experience pertaining to delinquencies, repossessions and net losses on the entire United States portfolio of installment sales contracts and finance leases serviced by CFSC (including receivables sold which CFSC continues to service) (the "U.S. ISC Portfolio" and the "U.S. Lease Portfolio," collectively, the "U.S. Portfolio"). Generally, before an account becomes 120 days delinquent, accrual of finance income is suspended, the collateral is repossessed and the account is designated for litigation.

        Although the seller believes that the composition of the receivables in the aggregate is representative of the U.S. ISC Portfolio and the U.S. Lease Portfolio, respectively, there can be no assurance that the delinquency, repossession and net loss experience on the receivables will be comparable to that set forth below or that delinquencies, repossessions and net losses in the future will be comparable to those in the past.

              DELINQUENCY EXPERIENCE FOR THE U.S. ISC PORTFOLIO (1)
                              (DOLLARS IN MILLIONS)


                                                       Year Ended December 31,
                       ---------------------------------------------------------------------------------------
                               1998                  1999                   2000                  2001
                       -------------------    -------------------    ------------------    -------------------
                        Number                 Number                Number                 Number
                          of                     of                    of                     of
                       Contracts    Amount    Contracts    Amount    Contracts   Amount    Contracts    Amount
                       ---------    ------    ---------    ------    ---------   ------    ---------    ------
Gross Portfolio (2)     30,312     $2,075.5    35,574     $2,445.4   41,404     $2,558.9    47,537     $2,778.2
Delinquency (3)
   31-60 Days              294        $15.1       378        $16.8    1,012        $61.6     1,293        $64.8
   Over 60 Days            319        $12.6       387        $14.5      687        $27.7       835        $38.6
   Total                   613        $27.7       765        $31.3    1,699        $89.3     2,128       $103.4
Total Delinquencies
   as a % of the
   Gross Portfolio       2.02%      1.33%      2.15%       1.28%      4.10%      3.49%      4.48%       3.72%


                             Three Months Ended March 31,
                       -----------------------------------------
                              2001                   2002
                       -------------------    ------------------
                        Number                Number
                          of                    of
                       Contracts    Amount    Contracts   Amount
                       ---------    ------    ---------   ------
Gross Portfolio (2)     42,710     $2,594.5   48,101     $2,749.2
Delinquency (3)
   31-60 Days              648        $29.7      770        $35.6
   Over 60 Days            690        $29.9      788        $32.4
   Total                 1,338        $59.6    1,558        $67.9
Total Delinquencies
   as a % of the
   Gross Portfolio      3.13%       2.30%      3.24%      2.47%




(1) Delinquent contracts that have been modified in accordance with CFSC's credit policies may not be considered to be "delinquent" for purposes of this table. Such modifications include extensions, restructurings with skip payments, refinancings, changes of installment due dates, reductions of interest rates, and partial buyouts. In addition, a contract is no longer considered delinquent and is no longer included in the U.S. ISC Portfolio upon the repossession of its related financed equipment.

(2) The amount of the gross portfolio is based on the aggregate Contract Balance of the U.S. ISC Portfolio.

(3) Amounts and percentages are based on the gross amount of all unpaid installments of principal and unearned finance charges scheduled to be paid on each contract. A monthly contract is deemed to be "31-60" or "over 60" days past due if the amount due is not collected by the last day of the succeeding or next succeeding month, respectively (i.e., a payment due any time in January is not considered "31-60" days past due unless the amount due remains uncollected on February 28).

             DELINQUENCY EXPERIENCE FOR THE U.S. LEASE PORTFOLIO (1)

                              (DOLLARS IN MILLIONS)

                                                       Year Ended December 31,
                       ----------------------------------------------------------------------------------------
                               1998                  1999                   2000                  2001
                       ------------------    --------------------    -------------------   --------------------
                        Number                 Number                 Number                Number
                          of                     of                     of                    of
                       Contracts   Amount    Contracts     Amount    Contracts    Amount   Contracts     Amount
                       ---------   ------    ---------     ------    ---------    ------   ---------     ------
Gross Portfolio (2)     19,088     $1,151.1    20,214     $1,185.8   19,938     $1,057.9    18,207       $957.9
Delinquency (3)
   31-60 Days              217         $7.4       188         $7.6      479        $27.4       559        $22.8
   Over 60 Days            227         $5.6       195         $6.5      376        $15.2       420        $19.2
   Total                   444        $13.0       383        $14.1      855        $42.6       979        $42.1
Total Delinquencies
   as a % of the
   Gross Portfolio        2.33%        1.13%     1.89%        1.19%    4.29%       4.03%      5.38%       4.39%


                             Three Months Ended March 31,
                       -----------------------------------------
                              2001                   2002
                       -------------------   -------------------
                        Number                Number
                          of                    of
                       Contracts    Amount   Contracts    Amount
                       ---------    ------   ---------    ------
Gross Portfolio (2)     19,497     $1,034.1   17,490       $915.3
Delinquency (3)
   31-60 Days              306        $16.1      335        $14.6
   Over 60 Days            425        $20.7      403        $21.1
   Total                   731        $36.8      738        $35.6
Total Delinquencies
   as a % of the
   Gross Portfolio        3.75%        3.56%    4.22%       3.89%



(1) Delinquent leases that have been modified in accordance with CFSC's credit policies may not be considered to be "delinquent" for purposes of this table. Such modifications include extensions, restructurings with skip payments, refinancings, changes of lease due dates, reductions of lease payments, and partial buyouts. In addition, a contract is no longer considered delinquent and is no longer included in the U.S. Lease Portfolio upon the repossession of its related financed equipment.

(2) The amount of the gross portfolio is based on the aggregate Contract Balance of the U.S. Lease Portfolio less the residual amount.

(3) Amounts and percentages are based on the gross amount of all unpaid scheduled lease payments on each lease. A monthly lease is deemed to be "31-60" or "over 60" days past due if the amount due is not collected by the last day of the succeeding or next succeeding month, respectively (i.e., a payment due any time in January is not considered "31-60" days past due unless the amount due remains uncollected on February 28).


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.





       CREDIT LOSS/REPOSSESSION EXPERIENCE FOR THE U.S. ISC PORTFOLIO (1)
                              (DOLLARS IN MILLIONS)


                                                                                                            Three Months Ended
                                                                       Year Ended December 31,                   March 31,
                                                   ---------------------------------------------------     -----------------------
                                                     1998          1999          2000           2001        2001 (5)      2002 (5)
                                                   ---------     ---------     ---------     ---------     ---------     ---------
Average Gross Portfolio Outstanding During the
   Period                                          $ 1,862.3     $ 2,278.5     $ 2,474.6     $ 2,676.7     $ 2,589.5     $ 2,783.3
Repossessions as a Percent of Average Gross
   Portfolio Outstanding (2)                            1.10%         1.12%         1.15%         1.83%         1.98%         3.43%
Net Losses as a Percent of Liquidations (3) (4)         0.66%         0.55%         0.76%         1.21%         1.43%         2.10%
Net Losses as a Percent of Average Gross
   Portfolio Outstanding (4)                            0.39%         0.37%         0.45%         0.78%         0.87%         1.37%

(1) Except as indicated, all amounts and percentages are based on the Contract Balance.

(2) Repossessions represented all unpaid principal and finance charges accrued but not collected for contracts repossessed and either terminated or in inventory.

(3) Liquidations represent a reduction in the outstanding balances of the contracts as a result of cash payments and charge-offs.

(4) Net losses are equal to the aggregate amount of principal and finance charges accrued on all contracts which are determined to be uncollectible plus repossession expenses less (i) in the case of repossessed (but not liquidated) financed equipment, the estimated proceeds of liquidation of such equipment, and (ii) in the case of liquidated financed equipment, the actual proceeds of liquidation of such equipment. With respect to financed equipment which is repossessed in one calendar year and sold in another, the net loss figures for the year of repossession include CFSC's estimate of loss after giving effect to its estimate of the liquidation proceeds, and the net loss figures in the subsequent calendar year are increased to reflect the amount by which actual liquidation proceeds are less than such estimate or are decreased to reflect the amount by which actual liquidation proceeds exceed such estimate. The net loss figures above give effect to payments by dealers on a limited number of the contracts which provide for recourse to the related dealers.

(5)     Rates have been annualized.


      CREDIT LOSS/REPOSSESSION EXPERIENCE FOR THE U.S. LEASE PORTFOLIO (1)
                              (DOLLARS IN MILLIONS)


                                                                                                         Three Months Ended
                                                                  Year Ended December 31,                     March 31,
                                                     -----------------------------------------------    ----------------------
                                                       1998         1999          2000        2001      2001 (5)      2002 (5)
                                                     --------     --------      --------    --------    --------      --------
Average Gross Portfolio Outstanding During the
   Period                                            $1,497.9     $1,660.6      $1.605.8    $1,464.8    $1,514.6      $1,346.4
Repossessions as a Percent of Average Gross
   Portfolio Outstanding (2)                            0.83%        1.52%         1.53%       3.28%       2.22%         2.29%
Net Losses as a Percent of Liquidations (3) (4)         0.55%        1.21%         1.15%       3.51%       2.88%         2.82%
Net Losses as a Percent of Average Gross
   Portfolio Outstanding (4)                            0.26%        0.57%         0.54%       1.75%       1.35%         1.34%

(1) Except as indicated, all amounts and percentages are based on the Contract Balance.

(2) Repossessions represented all unpaid principal and finance charges accrued but not collected for contracts repossessed and either terminated or in inventory.

(3) Liquidations represent a reduction in the outstanding balances of the leases as a result of cash payments and charge-offs.

(4) Net losses are equal to the aggregate amount of principal and finance charges accrued on all leases which are determined to be uncollectible plus repossession expenses less (i) in the case of repossessed (but not liquidated) financed equipment, the estimated proceeds of liquidation of such equipment, and (ii) in the case of liquidated financed equipment, the actual proceeds of liquidation of such equipment. With respect to financed equipment which is repossessed in one calendar year and sold in another, the net loss figures for the year of repossession include CFSC's estimate of loss after giving effect to its estimate of the liquidation proceeds, and the net loss figures in the subsequent calendar year are increased to reflect the amount by which actual liquidation proceeds are less than such estimate or are decreased to reflect the amount by which actual liquidation proceeds exceed such estimate. The net loss figures above give effect to payments by dealers on a limited number of the leases which provide for recourse to the related dealers.

(5)     Rates have been annualized.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.



                                       12